SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               February 7, 2000
                               ----------------
               Date of Report (Date of earliest event reported)



                         POLO RALPH LAUREN CORPORATION
                         -----------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

          001-13057                                13-2622036
          ---------                                ----------
     (Commission File Number)            (IRS Employer Identification No.)


                    650 Madison Avenue, New York, New York             10022
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(Address of principal executive offices)                            (Zip Code)


                                (212) 318-7000
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             (Registrant's telephone number, including area code)

Item 5.   Other Events.
          ------------

On February 7, 2000, Polo Ralph Lauren corporation, a Delaware corporation, National Broadcasting Company, Inc., a Delaware corporation, ValueVision International, Inc., a Minnesota corporation, CNBC.com LLC, a Delaware limited liability company, and NBC Internet, Inc., a Delaware corporation, established a new joint venture limited liability company called Ralph Lauren Media, LLC. A copy of the joint press release issued on February 7, 2000, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statement and Exhibits.
          --------------------------------

The following exhibit is filed with this report:

Exhibit Number            Description
--------------            -----------

      99.1 Joint press release, issued February 7, 2000, regarding the formation of Ralph Lauren Media, LLC.




























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

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           POLO RALPH LAUREN CORPORATION


                                           /s/  Victor Cohen
                                                Name:  Victor Cohen
                                                Title:  Senior Vice President


Dated: February 9, 2000
































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

                                 EXHIBIT INDEX

      Exhibit
      Number                              Description
      -------                             -----------

        99.1          Joint press release, issued February 7, 2000.











































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